UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

Seattle Genetics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21823 30th Drive SE, Bothell, Washington 98021

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 527-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this report, “Seattle Genetics,” “the Company,” “we,” “us” and “our” refer to Seattle Genetics, Inc., a Delaware corporation, and its subsidiaries on a consolidated basis.

Item 8.01.	Other Events.

As announced in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2018, we and our wholly owned subsidiary, Valley Acquisition Sub, Inc. (“Purchaser”), entered into an Agreement and Plan of Merger dated January 30, 2018 (the “Merger Agreement”) with Cascadian Therapeutics, Inc., a Delaware corporation (“Cascadian”). Pursuant to the Merger Agreement, we will commence an offer (the “Tender Offer”) to acquire all of the outstanding shares of common stock, par value $0.0001 per share, of Cascadian at a price of $10.00 per share, payble net to the holder in cash (the “Offer Price”), without interest, less any applicable withholding taxes. As soon as practicable following the consummation of the Tender Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into Cascadian (the “Merger”) pursuant to the provisions of Section 251(h) of the Delaware General Corporation Law, with no stockholder vote required to consummate the Merger, and Cascadian will survive as our subsidiary. We refer to the proposed Tender Offer and Merger together as the “Acquisition.”

In connection with the proposed Acquisition, we are filing information for the purpose of supplementing and updating the risk factor disclosure contained in our prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the SEC on November 6, 2017. We are also updating certain aspects of the description of our business from that described under the heading, “Item 1. Business” in our Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on February 21, 2017. The updated disclosures are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

Also in connection with the proposed Acquisition, certain information about Cascadian, including a description of its business and risk factors are filed herewith as Exhibit 99.3 and are incorporated herein by reference. Included in Exhibit 99.3 are the audited consolidated financial statements of Cascadian as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016 and the notes related thereto, as well as the unaudited consolidated financial statements of Cascadian as of September 30, 2017 and December 31, 2016 and for the three and nine months ended September 30, 2017 and 2016, and the notes related thereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Seattle Genetics’ disclosure.

99.2	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2017 and for the year ended December 31, 2016, each giving effect to the proposed Acquisition.

99.3	Disclosure regarding Cascadian, including related consolidated financial statements.

Forward-Looking Statements

This report and the documents incorporated herein by reference contain forward-looking statements, including, but not limited to, statements related to the proposed Acquisition and the anticipated timing and benefits thereof; our expected financing for the proposed Acquisition; our and Cascadian’s strategy, plans, objectives, expectations (financial or otherwise) and intentions; commercialization plans, development programs, clinical plans and anticipated product portfolio; and other statements that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology, and other words or terms of similar meaning in connection with any discussion of future operating or financial performance. These forward-looking statements are based on our and Cascadian’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our ability to complete the proposed Acquisition on the proposed terms and schedule, including risks and uncertainties related to the satisfaction of closing conditions related to the proposed Acquisition; the possibility that competing offers for Cascadian will be made; risks associated with business combination transactions, such as the risk that the acquired Cascadian business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; our ability to obtain the expected financing to consummate the proposed Acquisition; risks related to future opportunities and plans for the combined company, including uncertainty of the expected future regulatory filings, financial performance and results of the combined company following completion of the proposed Acquisition; the possibility that if we do not achieve the perceived benefits of the proposed Acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of our common stock could decline; and other risks and uncertainties affecting Seattle Genetics and Cascadian, including those described under the caption “Risk Factors” included in Exhibit 99.1 hereto and under the caption “Risk Factors” in Exhibit 99.3 hereto. Each of Seattle Genetics and Cascadian disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

The tender offer described in this communication has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any Shares or any other securities. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission (the “SEC”) and Cascadian Therapeutics will file a Solicitation/Recommendation Statement on Schedule 14D-9 relating to the tender offer with the SEC. The offer to purchase Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by Purchaser and Seattle Genetics, and the solicitation/recommendation statement will be filed with the SEC by Cascadian Therapeutics. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer, which will be named in the tender offer statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2018	SEATTLE GENETICS, INC.

	By:	/s/ Clay B. Siegall
Clay B. Siegall
President and Chief Executive Officer